SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 22, 2005

                Nevada                      Avalon Energy Corporation

         (State or other jurisdiction of   (Exact name of registrant as
          incorporation or organization)    specified in its charter)

                                   88-0195105
                      (I.R.S. Employer Identification No.)

      1288 Alberni Street, Suite 806, Vancouver, British Columbia, Canada
                    (Address of principal executive offices)

                                    V6E 4R8
                                   (Zip Code)

                                 (604) 664-0499
              (Registrant's telephone number, including area code)

                            Avalon Gold Corporation
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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..
ITEM 7.01- REGULATION FD DISCLOSURE

On March 2, 5005, the Registrant held a Special Meeting whereby the Board of Directors, by unanimous consent, adopted, effective March 22, 2005, the following amendments to its Articles of Incorporation:

Name Change.   The Registrant announces that a majority of the shares entitled to vote on such matters, approved the change of Registrant's name from Avalon Gold Corporation to "Avalon Energy Corporation" in accordance with Section
78.385 of the Nevada Revised Statute. On March 7, 2005 the Registrant filed a Certificate of Amendment to its Articles of Incorporation with the Secretary of State of Nevada changing its name to Avalon Energy Corporation.

Change of Symbol and CUSIP Number. Commensurate with the name change, Registrant also took the necessary steps to change its symbol and CUSIP Number. Therefore, the Registrant's CUSIP Number has changed from 05343E 10 4 to 05343W 10 4. Effective on the open of business on March 22, 2005, the Registrant's symbol will change from AVGC to "AVLN".


ITEM 8.01- OTHER EVENTS

Avalon Energy Corporation. (the "Company") issued a press release, dated March 22, 2005 entitled-"New Name and Symbol for Avalon"

The press release is in its entirety below:

NEW NAME AND SYMBOL FOR AVALON

Tuesday March 22, 8:00 am ET

BELLINGHAM, WA--(MARKET WIRE)--Mar 22, 2005 -- Avalon Gold Corporation (OTC BB:AVGC.OB - News) announces that a majority of the shares entitled to vote on such matters, approved a change of name from Avalon Gold Corporation to "Avalon Energy Corporation." On March 7, 2005, a Certificate of Amendment to its Articles of Incorporation was filed with the Secretary of State of Nevada changing the name to Avalon Energy Corporation.

The Corporation also took the necessary steps to change its symbol and CUSIP Number. Therefore, the CUSIP Number has changed from 05343E 10 4 to 05343W 10 4. Effective at the opening of business on March 22, 2005, the symbol will change from "AVGC" (OTC BB:AVGC.OB - News) to "AVLN" (OTC BB:AVLN.OB - News).

Carlton Parfitt, President of the Corporation, states, "Since the Company's main focus is in oil and gas, that is, the LAK Ranch Oil Field in Wyoming and the Uinta Basin Overpressured Gas Field in Utah, the change of name to Avalon Energy Corporation better reflects our corporate goal to become a successful oil and gas producer."

On behalf of the company,

/s/ Carlton Parfitt
Carlton Parfitt, President

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: The statements contained herein which are not historical fact are forward-looking statements that are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in the forward-looking statements, including, but not limited to, certain delays in testing and evaluation of products and other risks detailed from time to time in Avalon's filings with the Securities & Exchange Commission.

Contact:
     For further information contact investor relations:
     1-888-488-6882
     Visit our new website at http://www.avalonenergy.ws

Source: Avalon Gold Corporation

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the undersigned, thereunto duly authorized.

Avalon Gold Corporation

/s/: Carlton Parfitt
------------------------
By: Carlton Parfitt, President

DATED:  March 22, 2005